                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY
                                WITH RESPECT TO
                          9 1/4% SENIOR NOTES DUE 2006

THIS FORM, OR ONE SUBSTANTIALLY EQUIVALENT HERETO, MUST BE USED BY ANY HOLDER OF 9 1/4% SENIOR NOTES DUE 2006 (THE "PRIVATE NOTES") OF SIGNATURE RESORTS, INC., A MARYLAND CORPORATION (THE "COMPANY"), WHO WISHES TO TENDER PRIVATE NOTES PURSUANT TO THE COMPANY'S EXCHANGE OFFER, AS DEFINED IN THE PROSPECTUS DATED
               , 1998 (THE "PROSPECTUS") AND (i) WHOSE PRIVATE NOTES ARE NOT IMMEDIATELY AVAILABLE OR (ii) WHO CANNOT DELIVER SUCH PRIVATE NOTES OR ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL ON OR BEFORE THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS) OR (iii) WHO CANNOT COMPLY WITH THE BOOK-ENTRY TRANSFER PROCEDURE ON A TIMELY BASIS. SUCH FORM MAY BE DELIVERED BY FACSIMILE TRANSMISSION, MAIL OR HAND DELIVERY TO THE EXCHANGE AGENT. SEE "THE EXCHANGE OFFER -- GUARANTEED DELIVERY PROCEDURES" IN THE PROSPECTUS.

                            SIGNATURE RESORTS, INC.
                         NOTICE OF GUARANTEED DELIVERY

                TO: NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION

            By Hand:               By Registered or Certified Mail:         By Overnight Courier:
  Norwest Bank Minnesota, N.A.       Norwest Bank Minnesota, N.A.       Norwest Bank Minnesota, N.A.
     Northstar East Building          Corporate Trust Operations          Corporate Trust Services
     608 Second Avenue South                 P.O. Box 1517               Sixth and Marquette Avenue
           12th Floor                 Minneapolis, MN 55480-1517         Minneapolis, MN 55479-0113
    Corporate Trust Services
         Minneapolis, MN

                                 By Facsimile:

                                 (612) 667-4927

                             Confirm by Telephone:

                                 (612) 667-9764

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

    THE UNDERSIGNED, A PARTICIPANT IN A RECOGNIZED SIGNATURE GUARANTEE MEDALLION PROGRAM, GUARANTEES DEPOSIT WITH THE EXCHANGE AGENT OF THE LETTER OF TRANSMITTAL (OR FACSIMILE THEREOF), TOGETHER WITH THE PRIVATE NOTES TENDERED HEREBY IN PROPER FORM FOR TRANSFER, OR CONFIRMATION OF THE BOOK-ENTRY TRANSFER OF SUCH PRIVATE NOTES INTO THE EXCHANGE AGENT'S ACCOUNT AT THE DEPOSITORY TRUST COMPANY, PURSUANT TO THE PROCEDURE FOR BOOK-ENTRY TRANSFER SET FORTH IN THE PROSPECTUS, AND ANY OTHER REQUIRED DOCUMENTS, ALL BY 5:00 P.M., NEW YORK CITY TIME, ON THE FIFTH NEW YORK STOCK EXCHANGE TRADING DAY FOLLOWING THE EXPIRATION DATE (AS DEFINED IN THE PROSPECTUS).

                      SIGN HERE

                      ----------------------------------------------------------
                                             NAME OF FIRM

                      ----------------------------------------------------------
                                         AUTHORIZED SIGNATURE

                      ----------------------------------------------------------
                                         NAME (PLEASE PRINT)

                      ----------------------------------------------------------
                                               ADDRESS

                      ----------------------------------------------------------
                                               ZIP CODE

                      ----------------------------------------------------------
                                     AREA CODE AND TELEPHONE NO.

                      DATE:
                      ----------------------------------------------------------

     DO NOT SEND CERTIFICATES FOR PRIVATE NOTES WITH THIS FORM, ACTUAL SURRENDER OF CERTIFICATES FOR PRIVATE NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                  INSTRUCTIONS

     1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY;. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at one of its addresses set forth on the cover hereof prior to the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the Holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service, properly insured. If such delivery is by mail, it is recommended that the Holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures." In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

     2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered Holder(s) of the Private Notes referred to herein, then the signature must correspond with the name(s) as written on the face of the Private Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a person other than the registered Holder(s) of any Private Notes listed, this Notice of Guaranteed Delivery must be accompanied by a properly completed bond power signed as the name of the registered Holder(s) appear(s) on the face of the Private Notes without alteration, enlargement or any change whatsoever.

     If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority so to act must be submitted with this Notice of Guaranteed Delivery.

     3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the Exchange Offer or the procedure for consenting and tendering as well as requests for assistance or for additional copies of the Prospectus, the Letter of Transmittal and this Notice of Guaranteed Delivery, may be directed to the Exchange Agent at the address set forth on the cover hereof or to your broker, dealer, commercial bank or trust company.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the principal amount of Private Notes specified below pursuant to the guaranteed delivery procedures set forth under the caption "The Exchange Offer -- Guaranteed Delivery Procedures" in the Prospectus. By so tendering, the undersigned does hereby make, at and as of the date hereof, the representations and warranties of a tendering Holder of Private Notes set forth in the Letter of Transmittal. The undersigned hereby tenders the Private Notes listed below:

--------------------------------------------------------------------------------
               CERTIFICATE NUMBERS
                 (IF AVAILABLE)                       PRINCIPAL AMOUNT TENDERED
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death, incapacity, or dissolution of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

If Private Notes will be tendered by book-entry transfer:                                  SIGN HERE
                                                                  -----------------------------------------------------------
                                                                                         SIGNATURE(S)
Name of Tendering Institution:                                    -----------------------------------------------------------
                                                                  -----------------------------------------------------------
                                                                                    NAME(S) (PLEASE PRINT)
-----------------------------------------------------------       -----------------------------------------------------------
                                                                  -----------------------------------------------------------
                                                                                            ADDRESS
The Depository Trust Company Account No.:                         -----------------------------------------------------------
                                                                                           ZIP CODE
                                                                  -----------------------------------------------------------
-----------------------------------------------------------                       AREA CODE AND TELEPHONE NO.
                                                                  Date: -----------------------------------------------------